UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2016

FLEXTRONICS INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 24, 2016, Flextronics International Ltd. (the “Company”) held its 2016 Annual General Meeting of Shareholders (“Annual Meeting”). There were 546,324,035 Ordinary Shares entitled to be voted and 475,123,080 were voted in person or by proxy at the Annual Meeting. At the Annual Meeting:

(1)               The shareholders re-elected the two (2) nominees for director.

(2)               The shareholders re-appointed the one (1) nominee for director.

(3)               The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2017 fiscal year and authorized the Company’s Board to fix its remuneration.

(4)               The shareholders approved a general authorization for the Company to allot and issue ordinary shares.

(5)               The shareholders approved, on a non-binding advisory basis, the Company’s executive compensation.

(6)               The shareholders approved the renewal of the Company’s share repurchase mandate relating to acquisitions by the Company of up to 20% of its issued ordinary shares as of the date of the Annual Meeting.

(7)               The shareholders approved the change in the Company’s name from Flextronics International Ltd. to Flex Ltd.

(8)               The shareholders approved to adopt the Company’s new Constitution.

The Company’s inspector of election certified the following vote tabulations:

Board of Directors:				Broker
Nominee	For	Against	Abstain	Non-Vote
Mr. H. Raymond Bingham	427,819,602	5,307,774	2,945,783	39,049,921
Dr. Willy C. Shih	426,064,801	9,021,193	987,165	39,049,921
Mr. Lawrence A. Zimmerman	433,247,774	1,697,960	1,127,425	39,049,921

				Broker
	For	Against	Abstain	Non-Vote
Re-appointment of Deloitte & Touche LLP as independent auditors for the 2017 fiscal year and to authorize the Board of Directors to fix its remuneration	471,553,707	3,360,285	209,088	—

				Broker
	For	Against	Abstain	Non-Vote
General authorization for the Board of Directors to allot and issue ordinary shares	374,482,108	61,381,285	209,766	39,049,921

				Broker
	For	Against	Abstain	Non-Vote
Non-binding, advisory resolution relating to the compensation of the Company’s named executive officers	342,920,791	91,148,056	2,004,312	39,049,921

				Broker
	For	Against	Abstain	Non-Vote
Renewal of share purchase mandate relating to acquisitions by the Company of up to 20% of its issued ordinary shares as of the date of the Annual General Meeting	423,233,798	10,030,198	2,809,163	39,049,921

				Broker
	For	Against	Abstain	Non-Vote
Special authorization to change the Company’s name to Flex Ltd.	472,588,218	788,550	1,746,312	—

				Broker
	For	Against	Abstain	Non-Vote
Special authorization to adopt the Company’s new Constitution	463,798,769	9,277,221	2,047,090	—

Item 8.01    Other Events.

On August 29, 2016, the Company announced that it has received shareholder approval to purchase up to 20% of the Company’s outstanding ordinary shares. A copy of the press release is furnished with this report as Exhibit 99.1. This approval was received on August 24, 2016 at the Company’s Annual General Meeting.  As part of the Company’s share repurchase plan, its Board of Directors has authorized management to continue its share repurchase plan for the Company’s issued ordinary shares in an aggregate amount not to exceed $500 million. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit

99.1	Press release, dated August 29, 2016, issued by Flextronics International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date: August 29, 2016	By:	/s/ Christopher Collier
	Name:	Christopher Collier
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated August 29, 2016, issued by Flextronics International Ltd.